Exhibit 99.1

ALLEGHANY AND TRANSATLANTIC ANNOUNCE EARLY TERMINATION OF HSR ACT WAITING PERIOD IN

CONNECTION WITH THEIR PROPOSED BUSINESS COMBINATION

NEW YORK, NY, December 19, 2011 — Alleghany Corporation (NYSE: Y) (“Alleghany”) and Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”) today jointly announced that they have received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced definitive agreement between Alleghany and Transatlantic pursuant to which Transatlantic will merge with and into a subsidiary of Alleghany. The transaction remains subject to customary conditions, including receipt of other regulatory approvals. The transaction is anticipated to close in the first quarter of 2012.

About Alleghany

Alleghany creates stockholder value through the ownership and management of operating subsidiaries and investments, anchored by a core position in property and casualty insurance. Alleghany’s current operating subsidiaries include: RSUI Group, Inc., a national underwriter of property and liability specialty insurance coverages; Capitol Transamerica Corporation, an underwriter of property and casualty insurance coverages with a focus on the Midwest and Plains states and a national underwriter of specialty property and casualty and surety insurance coverages; Pacific Compensation Corporation, an underwriter of workers’ compensation insurance primarily in California; and Alleghany Properties LLC, a significant landowner in Sacramento, California.

About Transatlantic

Transatlantic is a leading international reinsurance organization headquartered in New York, with operations on six continents. Its subsidiaries, Transatlantic Reinsurance Company, Trans Re Zurich Reinsurance Company Ltd. and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis – structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Alleghany and Transatlantic, Alleghany filed with the SEC on December 7, 2011 a registration statement on Form S-4 that includes a preliminary joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Alleghany or Transatlantic may file with the SEC or send to their shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Alleghany at Alleghany Corporation, Attention: Investor Relations, 7 Times Square Tower, New York, New York 10036, (212) 752-1356, or by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed with the SEC on December 7, 2011. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed by Alleghany with the SEC on December 7, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be, to the extent required, contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future – including statements relating to the expected timetable for completing the proposed transaction and the ability of Alleghany and Transatlantic to obtain the regulatory approvals required to consummate the transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the willingness of relevant regulatory authorities to approve the merger and their timeliness in doing so; potential impact of announcement of the transaction or consummation of the transaction on relationships, including with regulatory authorities; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.

Alleghany Contacts:

Dawn Dover or Peter Hill

Kekst and Company Incorporated

Tel: 1-212-521-4800

dawn-dover@kekst.com

peter-hill@kekst.com

Transatlantic Contacts:

Investors:

Thomas V. Cholnoky

Transatlantic Holdings, Inc.

Senior Vice President, Investor Relations

1-212-521-4800

investor_relations@transre.com

    or

Tom Gardiner / 1-212-521-4800

Donna Ackerly / 1-212-521-4800

Georgeson Inc.

transatlantic@georgeson.com

Media:

Steve Frankel / Eric Bonach

Joele Frank, Wilkinson Brimmer Katcher

1-212-521-4800

sfrankel@joelefrank.com

ebonach@joelefrank.com

    or

Anthony Herrling / JoAnne Barrameda

Brainerd Communicators

1-212-521-4800

Ex. 738 (Herrling)/ex. 749 (Barrameda)

herrling@braincomm.com

barrameda@braincomm.com